                                                                     EXHIBIT 4.2

                              CERTIFICATE OF STOCK

COMMON STOCK                                                      $.01 PAR VALUE

                       [PICTURE OF CORPORATE HEADQUARTERS]
                                                                          SHARES
  NUMBER
CL

            INCORPORATED UNDER THE
                  LAWS OF THE                                  CUSIP 228903 10 0
               STATE OF FLORIDA              SEE REVERSE FOR CERTAIN DEFINITIONS

                                 CryoLife, Inc.

               This Certifies that

               is the owner of

               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

[CRYOLIFE CryoLife, Inc. transferable only on the books of the Corporation CORPORATE by the holder hereof or person or by duly authorized Attorney
SEAL]          upon  surrender  of  this  Certificate  properly  endorsed.  This
               Certificate  is not valid  until  countersigned  by the  Transfer
               Agent and registered by the Registrar.

                    In Witness  Whereof,  the said  Corporation  has caused this certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, by facsimile.

                                                   COUNTERSIGNED AND REGISTERED:
                                                         AMERICAN STOCK TRANSFER
                                                                 & TRUST COMPANY
                                                                  (NEW YORK, NY)
                            [CRYOLIFE LOGO]
                                                            BY:   TRANSFER AGENT
                                                                  AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

SECRETARY                       CHAIRMAN/PRESIDENT
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                          CryoLife, Inc.

THE ARTICLES OF INCORPORATION OF CRYOLIFE, INC. (THE "COMPANY") AUTHORIZE THE ISSUANCE OF PREFERRED STOCK, WHICH MAY BE DIVIDED AND ISSUED IN SERIES AND THE RELATIVE RIGHTS AND PREFERENCES OF WHICH MAY BE FIXED BY THE BOARD OF DIRECTORS. THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES OF CAPITAL STOCK OF THE COMPANY AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS
APPLICABLE TO EACH CLASS OF SHARES OF CAPITAL STOCK OF THE COMPANY AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES).

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as  tenants  in common            UNIF GIFT MIN  ACT-____Custodian____
TEN ENT-as  tenants by the  entireties                     (Cust)       (Minor)
JT TEN-as joint tenants with right of                    under Uniform Gifts
       survivorship and not as tenants                   to Minors Act _____
       in common                                                      (State)

Additional abbreviations may also be used though not in the above list.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated as of November 27, 1995 (the "Rights Agreement") as amended, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of CryoLife, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. CryoLife, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

For value received, _________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________
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____________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________


                              __________________________________________________
                    NOTICE:   THE SIGNATURE TO THIS  ASSIGNMENT  MUST
                              CORRESPOND WITH THE NAME AS WRITTEN  UPON
                              THE FACE OF THE  CERTIFICATE  IN EVERY
                              PARTICULAR,  WITHOUT ALTERATION OR
                              ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:      __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                              AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                              AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                              APPROVED SIGNATURE GUARANTEE MEDALLION
                              PROGRAM),PURSUANT TO S.E.C. RULE 17Ad-15.